                          THE PARKSTONE ADVANTAGE FUND
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

PROSPECTUS

April 30, 1997

         The Parkstone Advantage Fund (the "Trust") is an open-end, diversified series investment company established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts (the "Separate Accounts") of various life insurance companies ("Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such Separate Accounts. As of the date of this Prospectus, the only Participating Insurance Company is Security Benefit Life Insurance Company. The Trust may, however, pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"),permit shares of the Trust to be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies.

         The Trust currently offers five portfolios - the Prime Obligations Fund, the Small Capitalization Fund, the Mid Capitalization Fund (formerly, the Equity Fund), the Bond Fund, and the International Discovery Fund (collectively, the "Funds" and singly, a "Fund") with investment objectives as follows. There is, of course, no assurance that a Fund will achieve its stated objective.

         The PRIME OBLIGATIONS FUND'S investment objective is to seek current income with liquidity and stability of principal.

         The SMALL CAPITALIZATION FUND'S investment objective is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies.

         The MID CAPITALIZATION FUND'S investment objective is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

         The BOND FUND'S investment objective is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

         The INTERNATIONAL DISCOVERY FUND'S investment objective is to seek long-term growth of capital.

         Each of the Funds is advised by First of America Investment Corporation ("First of America" or "Investment Adviser"). First of America has retained the services of Gulfstream Global Investors, Ltd. ("Gulfstream" or "Subadviser") to assist in the management of the International Discovery Fund. The Funds are distributed by BISYS Fund Services, LP ("BISYS") and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as fund accountant and transfer agent. Union Bank of California, N.A. ("Union Bank"), formerly known as The Bank of California, N.A., serves as custodian.

         Shares of the Funds may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

         This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing and should be retained for future reference. Certain additional information about the Trust is contained in the April 30, 1997 Statement of Additional Information, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available upon request and without charge by writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 or calling the Participating Insurance Company sponsoring the variable annuity contract or variable life insurance policy.

         THE SHARES OF THE PARKSTONE ADVANTAGE FUND ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THE PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE ADVANTAGE FUND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS                            PAGE


FINANCIAL HIGHLIGHTS....................................................  4

INVESTMENT OBJECTIVES AND POLICIES...................................... 10

RISK FACTORS AND INVESTMENT TECHNIQUES.................................. 16

INVESTMENT RESTRICTIONS................................................. 30

MANAGEMENT OF THE TRUST................................................. 31

DESCRIPTION OF THE TRUST AND ITS SHARES................................. 35

PURCHASE AND REDEMPTION OF SHARES....................................... 36

FEES AND EXPENSES....................................................... 37

HOW SHARES ARE VALUED................................................... 38

DIVIDENDS AND TAXES..................................................... 38

PERFORMANCE INFORMATION................................................. 40

MISCELLANEOUS........................................................... 41

                              FINANCIAL HIGHLIGHTS

         The tables on the following pages set forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information and the Trust's December 31, 1996 Annual Report to Shareholders which may be obtained free of charge. The information contained in the tables on the following pages has been derived from financial statements audited by Ernst & Young LLP, independent auditors for the Trust, whose report thereon is incorporated by reference in the Statement of Additional Information.

                   PARKSTONE ADVANTAGE PRIME OBLIGATIONS FUND


=================================================================================================
                                                      Year ended December 31,
-------------------------------------------------------------------------------------------------
                                                  1996        1995        1994        1993(a)
                                                  ----        ----        ----        -------
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $1.000      $1.000      $1.000        $1.000
                                                 ------      ------      ------        ------
-------------------------------------------------------------------------------------------------
Investment Activities
-------------------------------------------------------------------------------------------------
  Net Investment Income                           0.044       0.041       0.023        0.009
                                                 -------     -------     -------      ------
-------------------------------------------------------------------------------------------------
    Total from Investment Activities              0.044       0.041       0.023        0.009
                                                 -------     -------     -------      ------
-------------------------------------------------------------------------------------------------
  Distributions
-------------------------------------------------------------------------------------------------
  Net Investment Income                          (0.044)     (0.041)     (0.023)      (0.009)
                                                 -------     -------     -------      -------
-------------------------------------------------------------------------------------------------
    Total Distributions                          (0.044)     (0.041)     (0.023)      (0.009)
                                                 -------     -------     -------      -------
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.000      $1.000      $1.000       $1.000
                                                 =======     =======     =======      ======
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Total Return (c)                                   4.46%       4.19%       2.29%        0.88%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                $3,579      $2,945      $2,232        $2,028
-------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets          1.01%       1.64%       1.90%         1.79%(b)
-------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income
  to Average Net Assets                            4.34%       4.15%       2.29%         1.53%(b)
=================================================================================================

                  PARKSTONE ADVANTAGE SMALL CAPITALIZATION FUND


==========================================================================================================================
                                                                            Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                       1996         1995         1994         1993(a)
                                                                       ----         ----         ----         -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $15.71       $11.58       $11.00         $10.00
                                                                      ------       ------       ------         ------
--------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                                  (0.15)       (0.15)       (0.13)         (0.03)
--------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
  on Investments                                                        4.79         4.28         0.71           1.03
                                                                      ------       ------       ------         ------
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                    4.64         4.13         0.58           1.00
                                                                      ------       ------       ------         ------
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                                   (2.15)          -           -              -
                                                                      ------
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (2.15)          -           -              -
                                                                      ------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $18.20       $15.71       $11.58         $11.00
                                                                      ======       ======       ======         ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Return (c)                                                       29.66%       35.66%        5.27%         10.00%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                    $24,495      $13,273       $7,476         $3,065
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                               1.40%         1.64%       1.98%          1.87%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss
  to Average Net Assets                                                (1.06%)       (1.29%)     (1.66%)        (1.40%)(b)

--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets*                              -             -           -              2.23%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average
  Net Assets*                                                           -             -           -             (1.76%)(b)
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                        60%           64%         39%            23%
--------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (d)                                     $0.0799(e)
==========================================================================================================================

                   PARKSTONE ADVANTAGE MID CAPITALIZATION FUND


==========================================================================================================================
                                                                            Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                       1996         1995         1994         1993(a)
                                                                       ----         ----         ----         -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.44       $ 9.64       $10.17         $10.00
                                                                      ------       ------       ------         ------
--------------------------------------------------------------------------------------------------------------------------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                                  (0.09)       (0.08)        (0.07)        (0.02)
                                                                      ------
--------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
  (Loss) on Investments                                                 2.25         2.88         (0.46)         0.19
                                                                      ------       ------        ------         -----
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                                    2.16         2.80         (0.53)         0.17
                                                                      ------       ------        ------         -----
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $14.60       $12.44        $ 9.64        $10.17
                                                                      ======       ======        ======         ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Return (c)                                                       17.36%       29.05%        (5.21%)        1.70%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                                    $24,041      $14,977        $9,095        $3,893
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets                               1.42%        1.62%         1.86%         2.11%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss
  to Average Net Assets                                                (0.73%)      (0.84%)       (0.92%)       (1.09%)(b)
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                       127%          44%           51%           45%(b)
--------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (d)                                     $0.0800(e)
==========================================================================================================================

                         PARKSTONE ADVANTAGE BOND FUND

==========================================================================================================================
                                                        Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                 1996               1995              1994         1993(a)
                                                 ----               ----              ----         -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   10.50       $    9.35       $    9.96       $   10.00
                                                 ---------       ---------       ---------       ---------
Investment Activities
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                               0.36            0.40            0.42            0.10
--------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
  (Loss) on Investments                              (0.18)           1.17           (0.96)          (0.14)
                                                 ---------       ---------       ---------       ---------
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                  0.18            1.57           (0.54)          (0.04)
                                                 ---------       ---------       ---------       ---------
--------------------------------------------------------------------------------------------------------------------------
  Distributions
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                (0.35)          (0.42)          (0.07)          --
                                                 ---------       ---------       ---------       ---------
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              (0.35)          (0.42)          (0.07)          --
                                                 ---------       ---------       ---------       ---------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   10.33       $   10.50       $    9.35       $    9.96
                                                 =========       =========       =========       =========
--------------------------------------------------------------------------------------------------------------------------
Total Return (c)                                      1.83%          16.98%          (5.38%)         (0.40%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                $   9,754       $   6,758       $   4,651       $   3,216
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets             1.29%           1.57%           1.80%           2.03%(b)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss
  to Average Net Assets                               5.32%           5.31%           5.27%           5.23%(b)
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                     492%            178%            159%            101%(b)
==========================================================================================================================

                PARKSTONE ADVANTAGE INTERNATIONAL DISCOVERY FUND

==================================================================================================================
                                                                            Year ended December 31,
------------------------------------------------------------------------------------------------------------------
                                                     1996               1995            1994          1993(a)
                                                     ----               ----            ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.59              $9.65          $10.35          $10.00
                                                 ---------         ----------       ---------       ---------
------------------------------------------------------------------------------------------------------------------
Investment Activities
------------------------------------------------------------------------------------------------------------------
  Net Investment Loss                                (0.04)             (0.03)          (0.07)          (0.03)
------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
  (Loss) on Investments                               1.67               0.97           (0.63)           0.38
                                                 ---------         ----------       ---------       ---------
------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                  1.63               0.94           (0.70)           0.35
                                                 ---------         ----------       ---------       ---------
------------------------------------------------------------------------------------------------------------------
  Distributions
------------------------------------------------------------------------------------------------------------------
  In Excess of Net Investment Income                 (0.04)             --              --              --
                                                 ---------         ----------       ---------       ---------
------------------------------------------------------------------------------------------------------------------
    Total Distributions                              (0.04)             --              --              --
                                                 ---------         ----------       ---------       ---------
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $12.18             $10.59           $9.65          $10.35
                                                 =========         ==========       =========       =========
------------------------------------------------------------------------------------------------------------------
Total Return (c)                                     15.41%              9.74%          (6.76%)          3.50%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                  $17,001            $11,645          $9,537          $6,335
------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets             2.00%              2.38%           2.34%           2.51%(b)
------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss
  to Average Net Assets                              (0.35%)            (0.39%)         (1.13%)         (1.38%)(b)
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                      65%                86%             87%             13%(b)
------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (d)                   $0.0316(e)
==================================================================================================================

*        During the period the investment advisory fee was voluntarily reduced.
         If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations (September 23, 1993).
(b)      Annualized.
(c) Total return information does not take into account any charges paid at the time of purchase and for the year ended December 31, 1993 is not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(e)      For the period June 30, 1996 through December 31, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL
-------

         The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objectives of each Fund are fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

         During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

         INVESTMENT OBJECTIVE AND POLICIES OF THE PRIME OBLIGATIONS FUND
         ---------------------------------------------------------------

         The Prime Obligations Fund's investment objective is to seek current income with liquidity and stability of principal. The Prime Obligations Fund invests in high-quality money market instruments, including municipal securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. The Prime Obligations Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Fund and First of America determine present minimal credit risks and which at the time of acquisition are rated by one or more nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard and Poor's Corporation or Moody's Investors Service, Inc.) in one of the two highest rating groups for short-term debt obligations or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. In addition, the Prime Obligations Fund diversifies its investments so that, with minor exceptions and except for United States government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO at the time of investment in the second highest rating group for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating group for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1,000,000 is invested in the Second Tier Securities of one issuer. Notwithstanding these diversification limitations, the Prime Obligations Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three days, provided that such securities are either government securities or are rated by one or more NRSROs in the highest rating category for short-term debt obligations or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

         All securities or instruments in which the Prime Obligations Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in which the Prime Obligations Fund invests will not exceed 90 days.

         The Prime Obligations Fund may invest in commercial paper or other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating groups assigned by an NRSRO or, if not rated, found by the Investment Adviser pursuant to procedures adopted by the Trust's Board of Trustees, to be of comparable quality. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating groups of the NRSROs see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in Canadian commercial paper ("CCP"), Europaper (U.S. dollar-denominated commercial paper of a foreign issuer), bankers' acceptances, certificates of deposit and time deposits.

         Variable amount master demand notes in which the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand, which shall not exceed 7 days.

         The Prime Obligations Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the security, or by another third party, and may not be transferred separately from the underlying security. The Prime Obligations Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

         Certain of the Prime Obligations Fund's permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Prime Obligations Fund may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

         Pursuant to the requirements of Rule 2a-7 adopted under the Investment Company Act of 1940 (the "1940 Act"), with respect to 75% of its assets, the Prime Obligations Fund will limit its investment in the demand features of a single issuer to 10% of the Fund's assets. With respect to the remaining 25% of the Prime Obligations Fund's assets, the Fund may invest in securities subject to demand features from, or directly issued by, one or more institutions, provided they are rated in the highest rating group by an NRSRO and are issued by a "non- controlled person," as defined in the Rule. In addition, a demand feature, other than a standby commitment, may be acquired by the Prime Obligations Fund only if the demand feature or its issuer has received a short-term rating from an NRSRO and not more than 5% of the Fund's assets are invested in demand features from a single issuer rated in the second highest short-term rating group by an NRSRO.

         The Prime Obligations Fund intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. The Prime Obligations Fund shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. The Prime Obligations Fund may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

         INVESTMENT OBJECTIVE AND POLICIES OF THE SMALL CAPITALIZATION FUND
         ------------------------------------------------------------------

         The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. Under normal market conditions, the Small Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stock or in securities convertible into common stocks of companies considered by First of America to have a market capitalization of less than $1 billion. The Small Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings associations. The Small Capitalization Fund may also hold securities of other investment companies in depository or custodial receipts representing beneficial interests in any of the foregoing securities.

         Subject to the foregoing policies, the Small Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities" below.

         The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those with a market capitalization of less than $1 billion. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Small Capitalization Fund's holdings. These companies often have established the market niche or have developed the unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized as more aggressive than a general equity fund.

         Consistent with the foregoing, the Small Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable the Fund to achieve its investment objective.

         INVESTMENT OBJECTIVE AND POLICIES OF THE MID CAPITALIZATION FUND
         ----------------------------------------------------------------

         The Mid Capitalization Fund's investment objective is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal market conditions, the Mid Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Mid Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization between $1 and $5 billion. The Mid Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings associations. The Mid Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

         Subject to the foregoing policies, the Mid Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Foreign Securities" below.

         The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 and $5 billion. These companies have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

         Consistent with the foregoing, the Mid Capitalization Fund will focus its investment in those companies and types of companies that First of America believes will enable the Fund to achieve its investment objective.

         INVESTMENT OBJECTIVE AND POLICIES OF THE BOND FUND
         --------------------------------------------------

         The Bond Fund's investment objective is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans, and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of First of America, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

         The Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

         The Bond Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

         The Bond Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities" below.

         The Bond Fund may invest in obligations of the Export-Import Bank of the United States, and in Yankee bonds, in Eurodollar bonds, in Canadian bonds and in Supranational Agency bonds. The Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP and in Europaper.

         An increase in interest rates will generally reduce the value of the investments in the Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First of America may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, First of America will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

         INVESTMENT OBJECTIVE AND POLICIES OF THE INTERNATIONAL DISCOVERY FUND
         ---------------------------------------------------------------------

         The investment objective of the International Discovery Fund (the "International Fund") is to seek the long-term growth of capital. Under normal market conditions, the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

         Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs or EDRs.

         For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country weighted by market capitalization and in the lower half of all equity securities in listed recognized secondary markets where such markets exists. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

         The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally, the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

                     RISK FACTORS AND INVESTMENT TECHNIQUES

         Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

         COMPLEX SECURITIES
         ------------------

         Some of the investment techniques utilized by First of America and, in the case of the International Fund, Gulfstream, in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may in some circumstances play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and

Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

         FOREIGN SECURITIES
         ------------------

         The International Fund invests primarily in the securities of foreign issuers. The Small Capitalization Fund and Mid Capitalization Fund may also invest in foreign securities as permitted by their respective investment policies. The Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper. The Prime Obligations Fund may invest in foreign securities by purchasing: Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments and securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against a U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

         For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

         Certain of the ADRs and EDRs, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

         Subject to its applicable investment policies, each of the Bond Fund, Small Capitalization Fund, Mid Capitalization Fund and International Fund may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the 12 member states of the European Community. The specific amounts of the currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the market stability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

         FOREIGN CURRENCY TRANSACTIONS
         -----------------------------

         Each of the Bond Fund, Small Capitalization Fund, Mid Capitalization Fund and International Fund may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

         For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

         The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

         The International Fund does not intend to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. The International Fund does not intend to enter into forward currency contracts or to maintain a net exposure in such contracts where the International Fund would be obligated to deliver an amount of foreign currency in excess of the value of the International Fund's portfolio securities or other assets denominated in that currency.

         For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments" in the Statement of Additional Information.

         FUTURES CONTRACTS
         -----------------

         Each of the Bond Fund, Small Capitalization Fund, Mid Capitalization Fund and International Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based upon a specific security, class of securities, foreign currency or an index, purchase or sell options on any futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         GOVERNMENT OBLIGATIONS
         ----------------------

         Subject to the investment parameters described above, all of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Prime Obligations Fund may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

         Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

         GUARANTEED INVESTMENT CONTRACTS ("GICS")
         ----------------------------------------

         The Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit Fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs. See "Investment Objective and Policies of the Prime Obligations Fund" in this prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. For the Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

         MEDIUM-GRADE SECURITIES
         -----------------------

         The Bond Fund may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes and economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to weaker capacity to make principal and interest payments than comparable higher rated debt securities.

         Should subsequent events cause the rating of a fixed-income security purchased by the Bond Fund to fall below the fourth highest rating category, First of America will consider such an event in determining whether the Bond Fund should continue to hold that security. In no event, however, would the Bond Fund be required to liquidate any such portfolio security where the Bond Fund would suffer a loss on the sale of such security.

         MORTGAGE-RELATED SECURITIES
         ---------------------------

         Each of the Funds, except the International Fund, may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include the GNMA, FNMA and FHLMC. The Bond Fund and the Prime Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating groups assigned by an NRSRO or, if unrated, which First of America deems to present attractive opportunities and are of comparable quality.

         The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional 30-year fixed-rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and/or adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities when they are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturities would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

         If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the securities' return to a Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings associations, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal, but are not backed by the full faith and credit of the United States government.

         Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         MUNICIPAL SECURITIES
         --------------------

         The two principal classifications of municipal securities which may be held by the Bond Fund and the Prime Obligations Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         The Bond Fund and the Prime Obligations Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.

         The Bond Fund invests primarily in municipal securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Prime Obligations Fund may invest in municipal securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that it invest only in securities rated in the two highest rating groups assigned by an NRSRO (with no more than five percent of its assets invested in securities rated in the second highest rating group). The Funds may also purchase municipal securities which are unrated at the time of purchase but are determined to be of comparable quality by First of America pursuant to guidelines approved by the Trust's Board of Trustees. The applicable municipal securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities" above.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Bond Fund, the Prime Obligations Fund nor First of America will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

         OTHER MUTUAL FUNDS
         ------------------

         Each of the Bond Fund, Small Capitalization Fund, Mid Capitalization Fund and International Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including, if permitted by rule or order of the Securities and Exchange Commission, shares of a Parkstone affiliated money market funds), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of a Parkstone affiliated money market fund, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE TRUST - Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agent and Fund Accounting Services") will charge their fees to one of the Trust's Funds, rather than the affiliated money market fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of affiliated or unaffiliated mutual funds are contained in the Statement of Additional Information.

         PUT AND CALL OPTIONS
         --------------------

         Each of the Small Capitalization Fund, Mid Capitalization Fund, Bond Fund, and International Fund may purchase put and call options on securities and foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of complete loss of the amounts paid as premiums to writers of options. Each of these Funds may also engage in writing call options from time to time as First of America or Gulfstream, as the case may be with respect to the International Fund, deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price. Under normal market conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to the International Fund, 20% of its net assets.

         Each of the Small Capitalization Fund, Mid Capitalization Fund and International Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide an advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         REPURCHASE AGREEMENTS
         ---------------------

         Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a financial institution such as a member bank of the Federal Deposit Insurance Corporation or a registered broker-dealer which First of America or Gulfstream, as the case may be, deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

         RESTRICTED SECURITIES
         ---------------------

         Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to the procedures adopted by the Trust's Board of Trustees, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

         Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities or, in the case of the Prime Obligations Fund, if more than 10% of its net assets would be invested in illiquid securities.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
         --------------------------------------------------------

         Each of the Funds may borrow money by entering into reverse repurchase agreements, and in the case of the Bond Fund, dollar roll agreements, in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Bond Fund are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Reverse repurchase and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

         WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
         ---------------------------------------------

         Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than those available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

         No Fund's commitment to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event that its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

         LENDING PORTFOLIO SECURITIES
         ----------------------------

         In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by the Subadviser, as the case may be. Should the market value of the loan securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or the Subadviser, as the case may be, has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         PORTFOLIO TURNOVER
         ------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. Because the Prime Obligations Fund intends to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to thirteen months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Prime Obligations Fund is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the other Funds, see "FINANCIAL HIGHLIGHTS" above.

         The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

         No Fund may:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit on the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         Irrespective of the investment restriction described above, and pursuant to Rule 2a-7 under the 1940 Act, the Prime Obligations Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "Investment Objective and Policies of the Prime Obligations Fund."

         2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         3. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% (10% in the case of the Prime Obligations Fund) of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase agreements and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

         4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         For purposes only of investment limitation number two above only, such limitation shall not apply to municipal securities or governmental guarantees of municipal securities. Industrial development bonds or private activity bonds that are backed only by the assets and revenues of a nongovernmental user shall not be deemed to be municipal securities.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

         No Fund may:

         1. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% for the Prime Obligations Fund) of the Fund's net assets would be invested in securities that are illiquid.

         In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The Trust will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently six Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day to day operations.

         The names, addresses and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustees of the Trust receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, BISYS Ohio or First of America Bank Corporation ("FABC") receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Trust for acting as Transfer Agent and for providing certain fund accounting services.

         INVESTMENT ADVISER AND SUBADVISER
         ---------------------------------

         First of America, 303 North Rose Street, Kalamazoo, Michigan 49007, was established in 1932 and is the investment adviser of the Trust. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of FABC. As of December 31, 1996, FABC had over $20 billion in assets and was providing financial services to communities in Michigan, Indiana, Illinois and Florida. As of December 31, 1996, First of America managed over $14.3 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. Of that amount, First of America acted as subadviser to the Trust Division of FABC providing equity, fixed income, balanced and money management services with respect to $3.7 billion in discretionary assets.

         Subject to such policies as the Trust's Board of Trustees may determine, First of America, either directly or, with respect to the International Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

         First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Director of First of America, is primarily responsible for the day-to-day management of the Mid Capitalization Fund and the Small Capitalization Fund. Mark R. Kummerer, Managing Director-Fixed Income of First of America, is primarily responsible for the day-to-day management of the Bond Fund. Messrs. Stamper and Kummerer have held their respective positions with First of America since 1988 and 1986, respectively.

         For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Trust, First of America receives a fee from each of the Small Capitalization Fund and Mid Capitalization Fund, computed daily and paid monthly, at the annual rate of 1.00% of that Fund's average daily net assets. For the services in connection with the International Fund, First of America's fee is computed daily and paid monthly, at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with the Bond Fund, First of America's fee is computed daily and paid monthly, at the annual rate of 0.74% of that Fund's average daily net assets. For its services in connection with the Prime Obligations Fund, First of America's fee is computed daily and paid monthly, at the annual rate of 0.40% of that Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

         Pursuant to the terms of its Investment Advisory Agreement with the Trust, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of the assets of the International Fund, subject to the direction and control of the Trust's Board of Trustees.

         Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Fund to the Trust's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to the investment management of the International Fund to ensure a disciplined investment process designed to result in long-term performance consistent with its investment objective. No one person is responsible for the Fund's management.

         For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.


         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of December 31, 1996, Gulfstream had over $706 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.


         Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

         For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE TRUST - Investment Adviser" in the Statement of Additional Information.

         AUTHORITY TO ACT AS INVESTMENT ADVISER
         --------------------------------------

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Trust might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Trust's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

         ADMINISTRATOR
         -------------


                  Effective July 1, 1996, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, began serving as administrator to the Trust (the "Administrator"). Prior to that date, Security Management Company, LLC ("Security Management") served as the Trust's administrator. Security Management is an indirect wholly-owned subsidiary of Security Benefit Life Insurance Company.


         The Administrator generally assists the Funds in their administration and operation. For the services provided to the Funds, the Administrator is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.20% of the combined average daily net assets of the Funds up to $1 billion. In the event that the combined average daily net assets of the Funds exceed $1 billion, the parties intend to review the level of compensation payable to the Administrator for its administrative services. In addition, the Administrator also receives a separate annual fee from each Fund for certain Fund accounting services. From time to time, the Administrator may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

         DISTRIBUTOR
         -----------

         Shares of each Fund are sold on a continuous basis by the Trust's distributor. Effective July 1, 1996, BISYS began serving as the Trust's distributor (the "Distributor"). Until that time, Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of Security Benefit Life Insurance Company, served as the Trust's distributor.

         TRANSFER AGENT AND FUND ACCOUNTANT
         ----------------------------------


         Effective August 3, 1996, BISYS Ohio began serving as the transfer agent for all Funds of the Trust (the "Transfer Agent"). Previously, Security Management served as the Trust's transfer agent. In addition to serving as transfer agent, the Transfer Agent also provides certain fund accounting services to the Trust. Effective February 12, 1997, the Transfer Agent receives an annual fee for its transfer agency services equal to $15,000 per Fund. The Transfer Agent also receives an annual fee for its fund accounting services equal to $10,000 per Fund. The Prime Obligations Fund pays an additional annual fee of 0.016% of its average daily net assets. Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund pays an additional annual fee of 0.022% of its average daily net assets and the International Fund pays an additional annual fee of 0.035% of its average daily net assets.


         CUSTODIAN
         ---------

         Union Bank, 475 Sansome Street, San Francisco, California 94111, serves as custodian of the Funds' assets. Services performed by Union Bank for the Funds are described in the Statement of Additional Information.

                     DESCRIPTION OF THE TRUST AND ITS SHARES

         The Trust was organized as a Massachusetts business trust on May 18, 1993. The Trust is a series fund currently authorized to issue its shares in the following five series: Prime Obligations Fund; Small Capitalization Fund; Mid Capitalization Fund; Bond Fund; and International Fund. Each share of the Trust has no par value, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class or series of shares into one or more classes or series of shares.


         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by Fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Fund. The rights accompanying Fund shares are legally vested in the separate accounts. However, holders of variable annuity contracts and variable life insurance policies funded through the separate accounts generally have the right to instruct separate accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants of the separate accounts are more fully set forth in the prospectus relating to those accounts issued by the Participating Insurance Companies.


         The Trust is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove trustees.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. You should refer to the prospectus of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of the Trust as investment options for your contract or policy and how to redeem monies from the Trust.

         The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds, based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectus describing the variable annuity contracts and variable life insurance policies issued by the Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on days on which the New York Stock Exchange ("NYSE") is open for trading. Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemptions will be made by the Funds within 7 days after the request is received. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

         The Funds do not assess any fees, either when they sell or redeem their shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees are described in the Participating Insurance Companies' prospectuses.

         As of the date of this Prospectus, Security Benefit Life Insurance Company is the only Participating Insurance Company. Shares of the Funds may however, pursuant to an exemptive order from the SEC, be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material unreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders (See "MISCELLANEOUS" below for more details). The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

                                FEES AND EXPENSES

         While the advisory fees paid by the Trust are higher than the advisory fees paid by most mutual funds, the Board of Trustees believes them to be comparable to advisory fees paid by many funds having similar objectives and policies. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

                 ANNUAL FUND EXPENSES AFTER EXPENSE LIMITATION
                 (as a percentage of average daily net assets)


                                                  Prime          Small              Mid                     International
                                               Obligations   Capitalization    Capitalization     Bond        Discovery
                                                  Fund            Fund              Fund          Fund          Fund
                                                  ----            ----              ----          ----          ----


Management Fees.............................      0.40%          1.00%             1.00%          0.74%         1.25%

Administration Fees.........................      0.20%          0.20%             0.20%          0.20%         0.20%

Other Expenses After Voluntary Fee
Reduction*..................................      0.41%          0.20%             0.22%          0.35%         0.55%


  Total Fund Operating Expenses.............      1.01%          1.40%             1.42%          1.29%         2.00%


*  Currently, no fees are being voluntarily waived.

         The above expenses as shown for the Funds are based on estimated expenses for the current fiscal year. The expenses which are borne by the Funds, including Other Expenses to which reference is made in the above table, are discussed below. The contracts and separate accounts of the Participating Insurance Companies also incur fees and expenses. Investors should consult the prospectus issued by the Participating Insurance Company describing the variable annuity contract or variable life insurance policy for more information on such additional fees and expenses.

         Except as noted elsewhere in this Prospectus, First of America, Gulfstream and BISYS bear all expenses in connection with the performance of their services for the Funds. The Trust bears the expenses in connection with the Funds' operations, whether incurred directly or on its behalf by First of America, Gulfstream, BISYS or the Participating Insurance Companies, including taxes; interest; fees (including fees paid to its trustees and officers except those trustees and officers who are affiliated with BISYS or
FABC); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, Fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                              HOW SHARES ARE VALUED

         The net asset value of shares of the Funds, with the exception of the Prime Obligations Fund, is determined and their shares are priced as of the close of trading on the NYSE on each Business Day (generally 4:00 p.m. Eastern
Time)(with respect to all Funds except the Prime Obligations Fund, the "Valuation Time"). The net asset value of the shares of the Prime Obligations Fund is determined and priced as of 12:00 p.m. noon (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Prime Obligations Fund, the "Valuation Time"). A "Business Day" is a day on which the NYSE is open for trading (other than a day on which no shares are tendered for redemption and no order to purchase any shares is received). Currently, the NYSE will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Net asset value per share for a particular Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of outstanding shares of such Fund.

         The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in the Prime Obligations Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, the Prime Obligations Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain the Prime Obligations Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

         The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                               DIVIDENDS AND TAXES

         Each Fund expects to make a distribution of substantially all of its net investment income and capital gains each year at least once a year. Dividends for the Prime Obligations Fund are declared daily at the close of business on the day of declaration and paid monthly. Dividends for the Small Capitalization Fund, Mid Capitalization Fund, Bond Fund, and International Fund are declared and paid at least annually. Net capital gains, if any, will be distributed at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.


         Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), which would relieve a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. In order to so qualify, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company could also result in the loss of the tax favored status of variable annuity contracts and variable life insurance policies based on a segregated asset account which invests in the Fund.


         Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Fund intends to meet these ownership conditions and to comply with the diversification tests described above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified.

         Taxes may be imposed on the International Fund by foreign countries with respect to income received on foreign securities. If more than 50% of the value of the International Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the International Fund may elect to treat any foreign income taxes it has paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The International Fund will report to its shareholders each year the amount, if any, of foreign taxes per share that it has elected to have treated as paid by its shareholders.

         Provided that the Fund and funds in a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

         Persons investing in a variable annuity or variable life insurance contract offered by a segregated asset account investing in a Fund should refer to the prospectus with respect to such contract for further tax information.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Prospective investors should consult their own tax advisors as to the tax consequences of investments in the Funds.

                             PERFORMANCE INFORMATION


         From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent 1-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

         In addition, from time to time the Fund may present their respective distribution rates for a Fund in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a 12-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.


         Investors may also judge the performance of a Fund by comparing or referencing it to the performance of mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION-Performance Comparisons" in the Statement of Additional Information.

         Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses, and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed in this Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

         Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

                                  MISCELLANEOUS

         Inquiries regarding the Trust may be directed in writing to The Parkstone Advantage Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll-free (800) 451-8377. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

                             PRIME OBLIGATIONS FUND

                            SMALL CAPITALIZATION FUND

                             MID CAPITALIZATION FUND

                                    BOND FUND

                          INTERNATIONAL DISCOVERY FUND


                         Each an Investment Portfolio of

                          THE PARKSTONE ADVANTAGE FUND


                       Statement of Additional Information


                                 April 30, 1997


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The Parkstone Advantage Fund dated April 30, 1997, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Parkstone Advantage Fund at P.O. Box 50551, Kalamazoo, Michigan 49005-0551, or by calling toll free (800) 451-8377.

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----


INVESTMENT OBJECTIVES AND POLICIES..........................................B-1
         Additional Information on Portfolio Instruments....................B-1
         Investment Restrictions...........................................B-15
         Portfolio Turnover................................................B-18

NET ASSET VALUE............................................................B-19
         Valuation of the Prime Obligations Fund...........................B-19
         Valuation of the Non-Money Market Funds...........................B-20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................B-20

MANAGEMENT OF THE TRUST....................................................B-21
         Trustees and Officers.............................................B-21
         Investment Adviser and Subadviser.................................B-24
         Portfolio Transactions............................................B-28
         Glass-Steagall Act................................................B-29
         Administrator.....................................................B-30
         Expenses..........................................................B-32
         Distributor.......................................................B-32
         Custodian, Transfer Agent and Fund Accounting Services............B-33
         Independent Auditors..............................................B-34
         Legal Counsel.....................................................B-34

ADDITIONAL INFORMATION.....................................................B-34
         Description of Shares.............................................B-34
         Vote of a Majority of the Outstanding Shares......................B-36
         Shareholder and Trustee Liability.................................B-36
         Additional Tax Information........................................B-36
         Additional Tax Information Concerning the International Fund......B-40
         Yield of the Prime Obligations Fund...............................B-40
         Yields of the Non-Money Market Funds .............................B-41
         Calculation of Total Return.......................................B-42
         Performance Comparisons...........................................B-42
         Miscellaneous.....................................................B-43
         Financial Statements..............................................B-44

APPENDIX....................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                          THE PARKSTONE ADVANTAGE FUND
                          ----------------------------


         The Parkstone Advantage Fund (the "Trust") is an open-end management company which offers five separate and diversified investment portfolios (collectively, the "Funds" and singly, a "Fund"), each with a different investment objective. The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies ("participating insurance companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts ("separate accounts").

         The Trust includes the Prime Obligations Fund, a money market fund which seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. In addition, the Trust offers four variable net asset value funds: the Small Capitalization Fund, the Mid Capitalization Fund (formerly, the Equity Fund), the Bond Fund, and the International Discovery Fund. The Small Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Mid Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Bond Fund seeks current income with the preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The International Discovery Fund (the "International Fund") seeks long-term growth of capital.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives and policies of each Fund of the Trust as set forth in the Prospectus for the Trust.

Bank Obligations.
-----------------

         Each of the Prime Obligations Fund, Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Each of the Prime Obligations Fund, Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Commercial Paper
----------------

         Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

         Subject to the limitations described in the Prospectus, the Prime Obligations Fund will purchase commercial paper consisting of issues dated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Prime Obligations Fund may also invest in commercial paper that is not rated but that is determined by First of America Investment Corporation ("First of America" or the "Investment Adviser"), under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The Prime Obligations Fund, Small Capitalization Fund, Mid Capitalization Fund, International Fund and Bond Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Variable Amount Master Demand Notes
-----------------------------------

         Variable amount master demand notes in which the Prime Obligations Fund, Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Foreign Investment
------------------

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Each of the Prime Obligations Fund, Small Capitalization Fund, Mid Capitalization Fund and Bond Fund will acquire foreign securities only when First of America or Gulfstream Global Investors, Ltd. ("Gulfstream" or the "Subadviser"), the subadviser of the International Fund, believes that the risks associated with such investments are minimal.

Variable and Floating Rate Notes
--------------------------------

         The Prime Obligations Fund may acquire variable and floating rate notes, subject to the Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by First of America, under guidelines established by the Trust's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow, and liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of the calculation of the limitation on the Fund's investment in illiquid securities as set forth in the Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes invested in by the Prime Obligations Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest adjusted no less frequently than every 397 days will be deemed by the Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by the Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate whichever is less.

         3. A variable rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

Money Market Mutual Funds
-------------------------

         Each of the Small Capitalization Fund, Mid Capitalization Fund, Bond Fund and International Fund (the "Non-Money Market Funds") may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including, if permitted by rule or order of the Securities and Exchange Commission, shares of a Parkstone affiliated money market fund), provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Non-Money Market Funds in shares of a Parkstone affiliated money market fund, the Investment Adviser, Administrator and their affiliates (See MANAGEMENT OF THE TRUST - "Investment Adviser," "Administrator and Distributor" and "Custodians, Transfer Agent and Fund Accounting Services") will charge their fees to the Non-Money Market Funds, rather than the Parkstone affiliated money market fund. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds.

         The Non-Money Market Funds will incur no sales charges, contingent deferred sales charges, 12b-1 fees or other underwriting or distribution fees in connection with their investments in Parkstone affiliated money market funds. The Non-Money Market Funds will vote their shares of each of the Parkstone affiliated money market funds in proportion to the vote by all other shareholders of those funds. Moreover, no single Non-Money Market Fund may own more than 3% of the outstanding shares of any Parkstone affiliated money market fund.

Municipal Securities
--------------------

         Each of the Prime Obligations Fund and the Bond Fund may invest in Municipal Securities, but shall limit such investment to the extent necessary to preclude it from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"). Municipal Securities are primarily bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. There are, of course, variations in the quality of such Municipal Securities, both within a particular classification and between classifications, and the yields on such Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of such Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. First of America will consider such an event in determining whether a Fund should continue to hold the obligation.

         An issuer's obligations under Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Municipal Securities may be materially adversely affected by litigation or other conditions.

Government Obligations
----------------------

         Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Prime Obligations Fund may invest do not include certificates of approval on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to the U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Options Trading
---------------

         Each of the Non-Money Market Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Non-Money Market Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         Each of the Small Capitalization Fund, Mid Capitalization Fund and International Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

When-Issued and Delayed-Delivery Securities
-------------------------------------------

         Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

Mortgage-Related Securities
---------------------------

         Each of the Funds, except the International Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Prime Obligations Fund and the Bond Fund may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

         Mortgage-related securities, for purposes of the Trust's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Medium-Grade Securities
-----------------------

         The Bond Fund may invest in securities which are rated within the four highest rating groups assigned by an NRSRO (including, for example, securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by First of America ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair value, either to meet redemption requests or to respond to changes in the financial markets, may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, First of America conducts its own independent credit analysis of Medium-Grade Securities.

Restricted Securities
---------------------

         Each of the Funds may invest in Section 4(2) securities. "Section 4(2) securities," as described in the Prospectus, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Funds will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% (10% in the case of the Prime Obligations Fund) of the total assets of that Fund. The Trust's Board of Trustees has delegated to First of America the day-to-day authority to determine whether a particular issue of Section 4(2) securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         First of America may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, First of America generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Repurchase Agreements
---------------------

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which First of America deems creditworthy under the guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

Reverse Repurchase Agreements and Dollar Roll Agreements
--------------------------------------------------------

         As discussed in the Prospectus, each of the Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Bond Fund, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and brokers-dealers and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.

Futures Contracts
-----------------

         Each of the Non-Money Market Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option anytime during the option period.

         Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

         Each of the Non-Money Market Funds may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         No Fund intends to enter into such forward foreign currency exchange contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. First of America and Gulfstream believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.

Foreign Currency Options
------------------------

         Each of the Non-Money Market Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, such Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions
-------------------------------------

         Each of the Non-Money Market Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, a Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Regulatory Restrictions
-----------------------

         To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Lending of Portfolio Securities
-------------------------------

         In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by First of America or Gulfstream and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which First of America or Gulfstream has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

Investment Restrictions
-----------------------

         Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         The Prime Obligations Fund may not:

         Purchase securities on margin except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         None of the Non-Money Market Funds may:

         Purchase securities on margin except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with foreign currency futures and other derivative securities transactions.

         None of the Funds may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         Irrespective of this investment restriction, and pursuant to Rule 2a-7 under the 1940 Act, the Prime Obligations Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to in the Prospectus under the caption "Investment Objective and Policies of the Prime Obligations Fund."

         None of the Funds will:

         1. Underwrite the securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts except to the extent disclosed in the current Prospectus of the Fund;

         3. Purchase or sell real estate (although investment in marketable securities of companies engaged in such activities and, securities secured by real estate or interests therein are not prohibited by this restriction);

         4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreement secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parent; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         5. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

         6. Enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements;

         7. Issue senior securities except as permitted by 1940 Act rule, order or interpretation thereunder;

         8. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements; or

         9. Write any call options on securities unless the securities are held by the Fund or unless the Fund is entitled to such securities in deliverable form in exchange for cash in an amount which has been segregated for payment or without further payment. In no event will a Fund write call options in excess of 5% of its total assets.

         For purposes of investment limitation number 4 above only, such limitation shall not apply to Municipal Securities or governmental guaranties of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         The following additional investment restrictions may be changed without the vote of a majority of outstanding shares of a Fund. None of the Funds may:

         1. Engage in any short sales;

         2. Invest more than 10% of the Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than 3 years of operations;

         3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Trust and the officers or directors of its Investment Adviser and of its Administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         5. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction).

         6. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Prime Obligations Fund) of the Fund's net assets would be invested in securities that are illiquid.

         If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in percentage resulting from a change in asset value will not constitute a violation of such restriction. However, should a change in asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitations set forth above, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less.

         Because the Prime Obligations Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Prime Obligations Fund is expected to be zero for regulatory purposes.

         Portfolio turnover rates for each of the other Funds for the fiscal years ended December 31, 1996 and 1995, were as follows:


                              FISCAL YEAR ENDED        FISCAL YEAR ENDED
            FUND              DECEMBER 31, 1996        DECEMBER 31, 1995

    Small Capitalization             60%                      64%

     Mid Capitalization             127%                      44%

            Bond                    492%                     178%

        International                65%                      86%


         The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. The increase in the portfolio turnover rate for the Mid Capitalization

Fund for the fiscal year ended December 31, 1996 was primarily due to sales of large capitalization stocks in connection with the transition of the Fund's investment focus from that of a general equity fund to that of a fund primarily investing in mid capitalization stocks. The increase in the portfolio turnover rate for the Bond Fund for the same period was primarily due to the extremely volatile fixed income securities market and the resulting need to seize portfolio profits as they arose.

         High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectus on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Chicago is open, and any other day other than the day in which no shares of the Fund are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of the Prime Obligations Fund
---------------------------------------

         The Prime Obligations Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounted premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in this Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Prime Obligations Fund will maintain a dollar-weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (13 months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's

$1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.

Valuation of the Non-Money Market Funds
---------------------------------------

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees of the Trust. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees of the Trust.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by the Trust's distributor BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS"). As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to a separate account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

         The Prime Obligations Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Prime Obligations Fund" in this Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

Trustees and Officers
---------------------

         Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust's Funds. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations. Two officers of the Trust, James R. Schmank and Brenda M. Harwood also serve as Trustees.

         The names of the Trustees and officers, their addresses and their principal occupations during the past 5 years are as follows:


                                                                 Principal Occupation During
Names, Addresses and Birthdates      Position(s) With Trust      Past Five Years
-------------------------------      ----------------------      ---------------------------

John B. Rapp*                        Chairman of the Board and   From 1989 to present, Executive
First of America Bank Corporation    Trustee                     Vice President, First of America
211 South Rose Street                                            Bank Corporation
Kalamazoo, MI  49007
11/3/36

James R. Schmank*                    Trustee and Vice President  From September 1988 to present,
Security Management Company                                      Senior Vice President, Treasurer,
700 Harrison Street                                              Chief Financial Officer and
Topeka, KS  66636-0001                                           Director, Security Management
2/21/53                                                          Company

Brenda M. Harwood*                   Trustee and Assistant       From December 1987 to present,
Security Management Company          Secretary and Assistant     Assistant Vice President,
700 Harrison Street                  Treasurer                   Assistant Treasurer and Assistant
Topeka, KS  66636-0001                                           Secretary, Security Management
11/3/63                                                          Company

Robert M. Beam                       Trustee                     From January 1985 to present,
Western Michigan University                                      Vice President for Business &
300 Seibert Admin. Building                                      Finance and Treasurer, Western
Kalamazoo, MI  49008                                             Michigan University
8/02/43



Adrian Charles Edwards               Trustee                     From 1964 to present, Professor
Haworth College of Business                                      of Finance and Commercial Law,
Western Michigan University                                      Western Michigan University;
3289 Schneider Hall                                              since 1977, owner, Economic and
Kalamazoo, MI  49008                                             Financial Analysis (financial
4/22/36                                                          consulting)


Lawrence D. Bryan                    Trustee                     From August 1, 1996 to present,
1701 Whaley Road                                                 Self-Employed Educational Consultant;
Coldwater, MI  49036                                             from 1990 to July 31, 1996, President,
1/30/45                                                          Kalamazoo College.

George R. Landreth                   President                   From December 1992 to present,
BISYS Fund Services                                              employee of BISYS; from
3435 Stelzer Road                                                July 1991 to December
Columbus, OH  43219                                              1992, employee of
7/11/42                                                          PNC Financial Corporation.

Scott A. Englehart                   Vice President              October 1990 to present,
BISYS Fund Services                                              employee of BISYS.
3435 Stelzer Road
Columbus, OH  43219
8/12/62

J. David Huber                       Vice President              From June 1987 to present,
BISYS Fund Services                                              Executive Vice President of
3435 Stelzer Road                                                BISYS.
Columbus, OH  43219
5/3/46

William J. Tomko                     Vice President              From April 1987 to present,
BISYS Fund Services                                              employee of BISYS.
3435 Stelzer Road
Columbus, OH  43219
8/30/58

Brian D. Barker                      Vice President              From February 1993 to present,
BISYS Fund Services                                              employee of BISYS; from November
157 S. Mall Plaza                                                1989 to February 1993, Direct
Kalamazoo, MI  49007                                             Lending Manager, Banc One.
2/4/58

Dana A. Gentile                      Vice President              From December 1987 to present,
BISYS Fund Services                                              employee of BISYS.
3435 Stelzer Road
Columbus, OH  43219
10/4/62



Timothy A. Thiebout                  Secretary                   From June 1992 to present,
BISYS Fund Services                                              employee of BISYS; from July
157 S. Mall Plaza                                                1990 to July 1992, Mutual Fund
Kalamazoo, MI  49007                                             Specialist, First of America
6/26/67                                                          Brokerage Services.



Tom E. Line                          Treasurer                   From January 1997 to present,
BISYS Fund Services                                              employee of BISYS; from
3435 Stelzer Road                                                September 1989 to December 1996,
Columbus, OH  43219                                              employee of KPMG Peat Marwick.
7/4/67

* Denotes Trustees who are "interested persons" of the Trust as defined in the 1940 Act.

         George R. Landreth, an employee of BISYS, served as Chairman of the Board and Trustee from May 23, 1996 through February 12, 1997. John B. Rapp assumed the positions of Chairman of the Board and Trustee beginning on February 12, 1997.

         The Trust paid an aggregate of $19,418 in Trustees' fees and expenses for the fiscal year ended December 31, 1996 to all Trustees of the Trust who served during that year (excluding Mr. Landreth who received no compensation). Messrs. Beam, Bryan, Edwards and Rapp also serve as Trustees of The Parkstone Group of Funds, an open-end investment company managed by the Trust's Investment Adviser. The following table depicts, for the fiscal year ended December 31, 1996, the compensation received by each of the Trustees from the Trust and in total from all investment companies managed by the Investment Adviser to the Trust.

                               COMPENSATION TABLE

                                                                                                                 Total
                                                                                                             Compensation
                                                            Pension or                                      From Trust and
                                    Aggregate           Retirement Benefits        Estimated Annual          The Parkstone
                                   Compensation         Accrued as Part of           Benefits Upon          Group of Funds
       Name of Trustee            from the Trust           Fund Expenses              Retirement           Paid to Trustees
       ---------------            --------------           -------------              ----------           ----------------

George R. Landreth*                    None                    None                      None                    None

John B. Rapp*                          None                    None                      None                    None

Robert M. Beam                        $5,000                   None                      None                   $18,500

Lawrence D. Bryan                     $5,000                   None                      None                   $18,500

Adrian Charles Edwards                $5,000                   None                      None                   $18,500

James R. Schmank                       None                    None                      None                    None

Brenda M. Harwood                      None                    None                      None                    None


*  Mr. Landreth served as Chairman of the Board and Trustee from May 23, 1996 through February 12, 1997.
Mr. Rapp assumed the positions of Chairman of the Board and Trustee beginning on February 12, 1997.

         As Administrator, BISYS receives fees from the Trust. BISYS Fund Services Ohio Inc. ("BISYS Ohio," the "Transfer Agent" or the "Fund Accountant") receives fees from the Trust for acting as transfer agent and providing certain fund accounting services. The officers of the Trust, Messrs. Landreth, Englehart, Huber, Tomko, Barker, Thiebout and Line as well as Ms. Gentile, are employees of BISYS and receive no compensation directly from the Trust for performing the duties of their offices.

         Each Trustee who is not an affiliated person of BISYS or First of America Bank Corporation ("FABC") receives annual compensation and compensation for meeting attendance from the Trust for his services as a Trustee and is reimbursed for expenses incurred in attending meetings. Mr. Rapp is an employee of FABC and a director of First of America. He receives no compensation from the Trust for acting as a Trustee.

Investment Adviser and Subadviser
---------------------------------

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objectives and restrictions, investment advisory services are provided to the Funds of the Trust by First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, pursuant to two Investment Advisory Agreements dated August 18, 1993 (the "Investment Advisory Agreements"). The first Investment Advisory Agreement relates to the management of the Prime Obligations Fund, the Small Capitalization Fund, the Mid Capitalization Fund and the Bond Fund (the "First Investment Advisory Agreement"), while the second Investment Advisory Agreement (the "Second Investment Advisory Agreement") relates to the management of the International Fund.

         First of America is a wholly-owned subsidiary of First of America Bank-Michigan, N.A. ("FOA-Michigan"), which in turn is a wholly-owned subsidiary of FABC, a publicly-held bank holding company.

         Under the Investment Advisory Agreements, First of America has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Trust's Funds as described in the Prospectus. For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements each of the Trust's Funds pays First of America a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 0.40% for the Prime Obligations Fund; 1.00% for the Small Capitalization Fund and the Mid Capitalization Fund; 0.74% for the Bond Fund; and, for the International Fund, 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million. While the fees for the Small Capitalization Fund, Mid Capitalization Fund and International Fund are higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Trust believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to these Funds. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to each of the Investment Advisory Agreements, First of America will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions) if any, purchased for the Trust.

         For the fiscal years ended December 31, 1996, 1995 and 1994, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its advisory services to the indicated Funds:


                                   January 1, 1996 to                January 1, 1995 to                  January 1, 1994 to
                                   December 31, 1996                  December 31, 1995                   December 31, 1994
                                   -----------------                  -----------------                   -----------------

                                Gross             Fees             Gross             Fees            Gross               Fees
                                 Fees          Voluntarily          Fees         Voluntarily          Fees           Voluntarily
Fund                          Collected          Reduced         Collected         Reduced         Collected           Reduced
----                          ---------          -------         ---------         -------         ---------           -------

Prime Obligations            $16,993               $0             $9,911               $0           $8,533               $0

Small Capitalization        $189,694               $0            $99,935               $0          $51,521               $0

Mid Capitalization          $200,885               $0           $119,192               $0          $71,773               $0

Bond                         $59,493               $0            $40,840               $0          $31,862               $0

International               $177,635               $0           $129,924               $0         $107,053               $0


         Pursuant to the terms of the Trust's Second Investment Advisory Agreement, First of America may retain a subadviser to manage the investment and reinvestment of the assets of the International Fund, subject to the direction and control of the Trust's Board of Trustees.

         As of January 1, 1995, First of America entered into a Sub-Investment Advisory Agreement between First of America and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Initial Sub-Investment Advisory Agreement") which had been approved by the Trustees. Pursuant to the terms of the Initial Sub-Investment Advisory Agreement, Gulfstream was retained by First of America to manage the investment and reinvestment of the assets of the International Fund, subject to the direction and control of First of America and the Trust's Board of Trustees. At a meeting of shareholders held on February 28, 1995, shareholders of the International Fund approved both the Initial Sub-Investment Advisory Agreement and a Sub-Investment Advisory Agreement between First of America and Gulfstream which became effective upon the acquisition by FABC of a controlling interest in Gulfstream (the "Current Sub-Investment Advisory Agreement"). Under the Current Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Fund. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Fund to the Trust's Board of Trustees. First of America may also render advice with respect to the International Fund's investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the International Fund.

         For its services provided and expenses assumed pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets, 0.45% of net assets between $50 million and $100 million, 0.40% of net assets between $100 million and $400 million and 0.30% of net assets above $400 million, provided the minimum annual fee shall be $75,000.

         Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Current Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Sail Company, a Delaware corporation, ("Sail") was the sole limited partner, holding a 49% interest in Gulfstream. Sail is a wholly-owned subsidiary of Rosewood Investments, Inc., a Delaware corporation, 100 Crescent Court, Suite 1700, Dallas, Texas 75201. As of December 31, 1996, Gulfstream had over $706 million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years investment experience and over 9 years of international investment experience. Gulfstream's investment process is designed to provide long-term growth of capital. Like First of America, Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. First of America and the Trustees of the Trust believe that Gulfstream's style of investment management is well-suited to the investment objective and policies of the International Fund.

         Gulfstream's investment process is designed to provide long-term growth of capital. Like First of America, Gulfstream focuses on identifying companies worldwide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small- to medium-capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. First of America and the Trustees of the Trust believe that Gulfstream's style of investment management is well-suited to the investment objective and policies of the International Fund.

         On December 7, 1994, Gulfstream, Sail, TDMT and FABC entered into a Partnership Interest Purchase Agreement (the "Acquisition Agreement") under which First of America acquired a controlling interest in Gulfstream. The Acquisition Agreement provided for the following transactions. First, FABC acquired all of Sail's limited and preferred partnership interests for a cash payment. Second, TDMT paid to Sail an additional amount with the proceeds of a loan to TDMT by FABC, which loan bears interest at the annual rate of 10%. Third, First of America committed to contribute to Gulfstream additional working capital to be represented by an additional preferred partnership interest. Fourth, TDMT granted First of America an irrevocable 3-year option to acquire up to an additional 20% partnership interest in Gulfstream, which option became exercisable when Gulfstream's annualized revenue derived from sources attributable to FABC satisfied certain revenue targets. First of America's exercise price was established at five times Gulfstream's annualized revenue not derived from sources attributable to FABC multiplied by the additional percentage partnership interest acquired by First of America. TDMT also granted First of America another irrevocable 3-year option to acquire an additional 3% partnership interest in Gulfstream exercisable upon First of America's acquisition of an aggregate 69% partnership interest but not sooner than 1995. Fifth, TDMT and First of America granted each other rights of first refusal with respect to any sale or any other disposition of their respective interests in Gulfstream. These transactions were consummated on February 28, 1995. On August 31, 1996, First of America exercised options to increase its interest in Gulfstream to 72%.

         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. Unless sooner terminated, the current Sub-Investment Advisory Agreement continues in effect for successive one-year periods ending December 31 of each year, if such continuance is approved as described above with respect to the Investment Advisory Agreements. Each of the Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, by First of America or, in the case of the Current Sub-Investment Advisory Agreement, on 150 days' prior written notice from Gulfstream. The Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement provide that neither First of America nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to their receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Portfolio Transactions
----------------------

         With respect to all Funds of the Trust other than the International Fund, pursuant to the Investment Advisory Agreements, First of America determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's objective and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund's portfolio transactions. With respect to the International Fund, pursuant to the terms of the Current Sub-Investment Advisory Agreement, Gulfstream determines, subject to the general supervision of First of America, the Board of Trustees of the Trust and in accordance with the International Fund's investment objective and restrictions, which securities are to be purchased and sold by the International Fund, and which brokers are to be eligible to execute the International Fund's portfolio transactions.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers, serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by First of America and Gulfstream in their best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to First of America or Gulfstream may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by First of America or Gulfstream and does not reduce the fees payable to such advisers by the Trust or First of America, as the case may be. Such information may be useful to First of America or Gulfstream in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Trust.

         While First of America and Gulfstream generally seek competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. For the fiscal years ended December 31, 1996, 1995, and 1994, the Trust paid an aggregate of approximately $155,690, $60,622 and $84,223, respectively, as brokerage commissions on behalf of the Funds. The increase in commissions paid during the fiscal year ended December 31, 1996 was primarily due to a significant increase in assets held by the Trust as well as the increase in portfolio turnover for the Mid Capitalization Fund. See "INVESTMENT OBJECTIVES AND POLICIES--Portfolio Turnover" above.


         The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with FOA-Michigan (the parent corporation of First of America), the Distributor, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by First of America. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which First of America believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, First of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements in making investment recommendations for the Trust, First of America will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of First of America, its parent or its subsidiaries or affiliates, and, in dealing with its customers, First of America, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         Each of the Funds held from time to time during the fiscal year ended December 31, 1996, securities of its regular brokers or dealers defined in Rule 10b-1 under the 1940 Act, or their parent companies, including those of Merrill Lynch, Goldman Sachs, Lehman Brothers, and J.P. Morgan. As of December 31, 1996, the Prime Obligations Fund held the following amounts of the securities of Merrill Lynch, Goldman Sachs and Lehman Brothers, respectively: $98,425, $495,000 and $495,000. As of December 31, 1996, the Bond Fund held securities of Lehman Brothers in the amount of $150,726.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp, that the federal statute commonly referred to as the "Glass-Steagall Act" prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System ("the Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of

1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute, that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

         First of America believes that it possesses the legal authority to perform the services contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First of America from continuing to perform such services for the Trust. Depending on the nature of any changes in the services which could be provided by First of America, the Board of Trustees would review the Trust's relationship with First of America and consider taking all action necessary under the circumstances.

         Should future legislative, judicial or administrative action prohibit or restrict the proposed activities of First of America and/or First of America Bank Corporation's affiliated and correspondent banks in connection with customer purchases of shares of the Trust, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

Administrator
-------------

         BISYS serves as the administrator (the "Administrator") to the Trust pursuant to an Administration Agreement dated as of July 1, 1996 (the "Administration Agreement"). Prior to that time, Security Management Company, an indirect wholly-owned subsidiary of Security Benefit Life Insurance Company ("Security Benefit"), was the Trust's administrator. The Administrator assists in supervising all operations of each Fund (other than those performed by First of America under the Investment Advisory Agreements, by Gulfstream under the Current Sub-Investment Advisory Agreement, by the Bank of California, N.A. ("Union Bank" or the

"Custodian") under the Custody and Custodian Agreements and by BISYS under the Fund Accounting and Transfer Agency Agreement).

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationary and office supplies; prepare the periodical reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Prime Obligations Fund, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Trust's operations other than those performed by First of America under the Investment Advisory Agreement, by Gulfstream under the Sub-Investment Advisory Agreement, by Bank of California under the Custody and Custodian Agreements and by Security Management or BISYS, as applicable, under the Fund Accounting and Transfer Agency Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid monthly, at the annual rate of 0.20% of the combined average daily net assets of the Funds up to $1 billion. In the event that the combined average daily net assets of the Funds exceed $1 billion, the parties intend to review the level of compensation payable to the Administrator for its administrative services. In addition, the Administrator also receives a separate annual fee from each Fund for certain fund accounting services. From time to time, the Administrator may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

         For the fiscal years ended December 31, 1996, 1995 and 1994, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:


                                   January 1, 1996 to           January 1, 1995 to                  January 1, 1994 to
                                   December 31, 1996*           December 31, 1995*                  December 31, 1994*
                                   ------------------           ------------------                  ------------------

                                Gross         Fees             Gross             Fees            Gross               Fees
                                 Fees      Voluntarily          Fees         Voluntarily          Fees           Voluntarily
Fund                          Collected      Reduced         Collected         Reduced         Collected           Reduced
----                          ---------      -------         ---------         -------         ---------           -------

Prime Obligations            $8,404          $0                $4,955               $0           $3,727               $0

Small Capitalization        $37,603          $0               $19,987               $0           $9,247               $0

Mid Capitalization          $39,847          $0               $23,838               $0          $12,851               $0

Bond                        $15,952          $0               $11,038               $0           $7,558               $0

International               $28,310          $0               $20,788               $0          $14,144               $0

* Administration fees for the fiscal years ended December 31, 1995 and 1994 were paid to Security Management. Of the $130,116 in administration fees paid in the fiscal year ended December 31, 1996, $57,773 were paid to Security Management. The balance was paid to BISYS.

         Unless sooner terminated as provided therein, the Administration Agreement between the Trust and BISYS will continue in effect until December 31, 1999. The Administration Agreement thereafter shall be renewed for successive five-year terms ending on December 31 of each five-year period if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Administration Agreement cast in person at a meeting called for such purpose. The Administration Agreement is terminable with respect to a particular Fund at any time on 90 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund or by BISYS.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, First of America, Gulfstream (only with respect to the International Fund) and the Administrator will reimburse that Fund by the amount of such excess in the proportion to their respective fees. As of the date of this Statement of Additional Information, there is no expense limitation applicable to the Trust's Funds. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis.

Distributor
-----------

         BISYS serves as distributor to the Trust pursuant to a Distribution Agreement dated as of July 1, 1996 (the "Distribution Agreement"). Prior to that time, Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of Security Benefit, served as distributor.

         Unless otherwise terminated, the Distribution Agreement between the Trust and BISYS will take effect on July 1, 1996, continue in effect until June 30, 1998 and thereafter continue for successive one-year periods ending June 30 of each year if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by

BISYS on 90 days' written notice. The Distribution Agreement may also be terminated in the event of any assignment as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services
------------------------------------------------------

         Union Bank, formerly The Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, serves as Custodian to the Trust with respect to each Fund, except the International Fund, pursuant to the Custody Agreement dated as of August 16, 1993. Union Bank serves as Custodian to the International Fund pursuant to the Custodian Agreement dated as of July 31, 1995 (the Custody Agreement and Custodian Agreement together referred to as the "Custody Agreements"). Union Bank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as the transfer agent (the "Transfer Agent") for all Funds of the Trust pursuant to a Fund Accounting and Transfer Agency Agreement dated August 3, 1996, as amended (the "Fund Accounting and Transfer Agency Agreement"). Prior to that time, Security Management served as transfer agent and fund accountant. Pursuant to the Fund Accounting and Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Trust's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials.

         In addition, the Transfer Agent provides certain fund accounting services to the Trust pursuant to the Fund Accounting and Transfer Agency Agreement. Pursuant to an amendment to the Fund Accounting and Transfer Agency Agreement, effective February 12, 1997, the Trust's fee schedule is as follows. The Transfer Agent receives an annual fee for its transfer agency services for each Fund equal to $15,000 per Fund, payable in equal monthly installments. The Transfer Agent also receives an annual fee for its fund accounting services equal to $10,000 per Fund, payable in equal monthly installments. The Prime Obligations Fund pays an additional annual fee of 0.016% of its average daily net assets payable monthly. Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund pays an additional annual fee of 0.022% of its average daily net assets payable monthly and the International Fund pays an additional annual fee of 0.035% of its average daily net assets payable monthly.

         The Transfer Agent maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debts and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Funds' custodians, affirmation to the Funds' custodians of all portfolio trades and cash settlements, verification and reconciliation with the Funds' custodians of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. For such transfer agency and accounting services for the fiscal years ended December 31, 1996, 1995 and 1994, the Transfer Agent received $75,000, $90,000, and $90,000, respectively, from the Trust. Fund accounting and transfer agency fees for the fiscal years ended December 31, 1995 and 1994 were paid to Security Management. Of the $75,000 in fees paid in the fiscal year ended December 31, 1996, $37,500 was paid to Security Management. The balance was paid to BISYS Ohio.

Independent Auditors
--------------------

         The Financial Statements of the Trust as of December 31, 1996, appearing in the Trust's Annual Report dated December 31, 1996, have been audited by Ernst & Young LLP, 10 West Broad St., Columbus, Ohio 43215, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. The Financial Statements are incorporated herein by reference in reliance upon such report and upon the authority of Ernst & Young LLP as experts in auditing and accounting.

Legal Counsel
-------------

         Howard & Howard Attorneys, P.C., the Kalamazoo Building, Suite 400, 107 West Michigan Avenue, Kalamazoo, Michigan 49007, are counsel to the Trust and will pass upon certain legal matters pertaining to the shares offered hereby. Howard & Howard serves as legal counsel to the Investment Adviser, its parent and its affiliates.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Parkstone Advantage Fund is a Massachusetts business trust. The Trust was organized on May 18, 1993 and the Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 19, 1993. The Declaration of Trust authorizes through the Board of Trustees to issue an unlimited number of shares and to classify or re-classify any unissued shares into one or more additional classes by setting or changing in one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of five series of shares, each representing interest in one of five separate portfolios: The Prime Obligations Fund, Small Capitalization Fund, Mid Capitalization Fund, Bond Fund, and International Fund.

         The Trust's shares have no pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of the liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, at a proportionate distribution based on the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities in an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interest of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an Investment Advisory Agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding share of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Trust's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.

         The Trust does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Trust's Agreement and Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

         The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Trust if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Trust's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of

Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Funds' Prospectus and the Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or the Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

Shareholder and Trustee Liability.
----------------------------------

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon. Thus, the risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer or agent be personally liable to any person for any action or failure to act except for bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information
--------------------------

         Individual federal income tax is computed on the basis of five graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. The benefit of personal exemptions and the benefit of itemized deductions are phased out by a rate adjustment for taxpayers with gross income in excess of certain threshold amounts resulting in a marginal federal tax rate in excess of 39.6%. The maximum tax rate applicable to corporations is 35%. Although a corporation's taxable income of less than $10 million is subject to tax at lower rates, the benefit of these lower rates is phased out for corporations with income in excess of $15 million resulting in a maximum effective marginal tax rate of 38%.

         For non-corporate taxpayers, the maximum tax rate imposed on net capital gains is 28%. The limitation on the deductibility of capital losses has been retained. Capital losses may be used to offset capital gains. Individual taxpayers may deduct up to $3,000 of capital losses each year to offset ordinary income and excess capital loss may be carried over in future years.

         The Code generally permits a corporation to deduct 70% of dividends received from a domestic corporations. Each of the Trust's Funds will designate the portion of any dividend distribution for which the dividend received deduction will be allowed. The amounts so designated may not exceed the aggregate amount of dividends from domestic corporations that otherwise qualify for the dividends received deduction received by the Fund for its taxable year.

         A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder who has provided either an incorrect tax identification number or no number at all or who is subject to withholding by the Internal Revenue Service for failure to properly report on the return payments of interest or dividends.

         Although each of the Funds expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending on the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

         A portion of the difference between the issue price and the face amount of zero coupon securities (the "Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year, although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of that investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a registered investment company and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on this disposition of such instrument may be treated as ordinary income.

         A Fund's investment in options, futures contracts and forward contracts, options on futures contracts, and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options.

         Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a fund may be required to dispose of portfolio securities that it would have continued to hold or to use cash flows from other sources such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

         When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

         As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts, or options on any of these positions because these transactions are often consummated in less than three months, and may require the sale of portfolio securities held less than three months and may, as in the sale of short sales or portfolio securities, reduce the holding periods within each Fund, resulting in additional short-short income for the Fund.

         Each Fund will monitor its transactions and such options and contracts and may make such other tax elections in order to mitigate the effect of the above rules and prevent disqualification of a Fund as a regulated investment company under Subchapter M of the Code.

         In order for a Fund to qualify as a regulated investment company for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to the Fund's principal business of investing in stock or securities or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Pursuant to the Code, a Fund is also required to derive less than 30% of its gross income from the sole or other disposition of stock or securities held for less than 3 months. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months when determining a Fund's compliance with the 30% limitation. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

         The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above or be deemed to be derived from the disposition held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Fund
------------------------------------------------------------

         The International Fund may invest in non-U.S. corporations which would be treated as "passive foreign investment companies," or "PFICs," under the Code which will result in adverse tax consequences upon the disposition of, or the receipt of, "excess distributions" with respect to such equity investments. To the extent that the International Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Fund's shareholders. Therefore, the payment of this tax would reduce the International Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         If, for any reason, the International Fund were treated as being a United Kingdom ("UK") resident, the International Fund's worldwide income and capital gains would be subject to UK tax. If, for any reason, the International Fund were treated as having a permanent establishment in the UK, the International Fund's UK source income (although not its capital gains) would become subject to UK tax and certain other advantages otherwise available to the International Fund under the double tax treaty between the UK and the US would not be available. Provided that the International Fund is not treated as being resident or having a permanent establishment in the UK, the International Fund will not incur any UK tax liability with respect to the types of income or gains that it is likely to receive, except with respect to income on UK securities held in the International Fund's portfolio. The Trust believes, based upon the advice of special counsel, that it would be highly unlikely for the International Fund, as a result of the activities of the Fund's Subadviser Gulfstream, to be deemed or treated as being a UK resident for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the United States and the UK.

Yield of the Prime Obligations Fund
-----------------------------------

         The standardized, annualized seven-day yield for the Prime Obligations Fund is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees other than non-recurring account and sales charges charged by the Fund to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective yield for the Fund is computed by adding one to the base period return (calculated as described above) raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. Thirty-day yields and effective yields are calculated in the same manner, except that the base period is thirty days rather than seven days.

         For the seven-day period ended December 31, 1996, the yield and compounded effective yield for the Prime Obligations Fund was 4.61% and 4.72%, respectively. For the thirty-day period ended December 31, 1996, the yield and compounded effective yield for the Prime Obligations Fund was 4.53% and 4.63%, respectively. The current yield for the Prime Obligations Fund may be obtained by calling the Trust at the telephone numbers provided on the cover page of the Prospectus.

Yields of the Non-Money Market Funds
------------------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund shares maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro-rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time, depending upon market conditions, the composition of a funds portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         For the period ended December 31, 1996, none of the Small Capitalization Fund, Mid Capitalization Fund, Bond Fund or International Fund advertised or quoted yield information to shareholders or in advertisements. None of these Funds expects to quote such figures in the current fiscal year.

Calculation of Total Return
---------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year period ending December 31, 1996 and the period from commencement of operations to December 31, 1996, the average annual total returns for the Funds were: Small Capitalization Fund, 29.66% and 24.25%; Mid Capitalization Fund, 17.36% and 12.24%; Bond Fund, 1.83% and 3.59%; and International Fund 15.41% and 6.32%.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow-Jones & Co., Inc., Standard & Poor's Corporation, Shearson-Lehman Brothers, Inc. and the Russell 2000 Index and to data prepared by Lipper Analytical Services, Inc. a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE BOND BUYER'S WEEKLY, 20-BOND INDEX, THE BOND BUYER'S INDEX, THE BOND BUYER, THE NEW YORK TIMES, BUSINESS WEEK, PENSIONS AND INVESTMENTS, and USA TODAY. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above, may be included in advertisements and in reports to shareholders.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trend; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment

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policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon the respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity as well as expenses allocated to the Fund. Fees imposed on customer accounts by the Investment Adviser or its affiliated or correspondent banks or cash management services will reduce a Fund's effective yield to its customers.

Miscellaneous
-------------

         Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares outstanding cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by the shareholder voting not less than two-thirds of the shares then outstanding.

         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust. The 1996 Annual Report and, when available, the June 30, 1997 Semi-Annual Report to shareholders of the Trust are incorporated herein by reference. These reports include the financial statements for the fiscal year ended December 31, 1996, and the six months ending June 30, 1997, respectively. In addition, the Annual Report includes management's discussion of Fund performance for the Small Capitalization Fund, Mid Capitalization Fund, Bond Fund and International Fund, as well as line graph comparisons to appropriate broad-based securities market indices.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         As of December 31, 1996, the Trustees and officers of the Trust, as a group, owned, as separate account contract owners or otherwise, none of the shares of any Fund of the Trust. As of December 31, 1996, FOA-Michigan, as trustee of the First of America Bank Corporation Employees Retirement Plan, owned beneficially the following percentages of the Funds, respectively: Prime Obligations Fund, 64.0%, Bond Fund, 22.2%, Small Capitalization Fund, 15.7%, Mid Capitalization Fund, 11.4% and International Fund, 34.7%. FOA-Michigan may be presumed to control both the Trust and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Trust and each of its Funds. As a result, FABC may have the ability to elect the Trustees of the Trust, approve the Investment Advisory, Sub-Investment Advisory and Distribution Agreements for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.

Financial Statements
--------------------

         Financial Statements describing audited financial information for each Fund's operations since inception appear in the Trust's Annual Report dated December 31, 1996, and on file with the SEC (File Nos. 33-65690 and 811-7850) are incorporated herein by reference. The Report of Ernst & Young LLP, independent auditors of the Trust, appears therein.

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by First of America with regard to portfolio investments for the Trust include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by First of America are, and the description of each NRSRO's ratings is, as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (May be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's supplies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or a minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         AA-      because of economic conditions.

         A+       Protection factors are average but adequate.  However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ (see below).

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse

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                  changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                               - Leading market positions in well-established industries.

                               -    High rates of return on funds employed.

                               - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                               -    Well-established access to a range of
                                    financial markets and assured sources of alternate liquidity.


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         Prime-2           Issuers rated Prime-2 (or supporting institutions)
                           have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


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         Duff 2   Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation.
                  Nevertheless, timely payment is expected.

Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's description of its three highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".


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         TBW-3    The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

Short-Term Loan/Municipal Note Ratings.
---------------------------------------

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1               This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2               This designation denotes high quality. Margins of
                           protection are ample although not as large as in the preceding group.

S&P's description of its two highest municipal note ratings:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2              Satisfactory capacity to pay principal and interest.























                                       A-6